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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                --------------
                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):

                                March 19, 1999


                                 PIXTECH, INC.
            (Exact name of registrant as specified in its charter)



         Delaware                       0-26380                 04-3214691
(State or other jurisdiction       (Commission File           (IRS Employer
     of incorporation)                  Number)            Identification No.)



                 Avenue Olivier Perroy, 13790 Rousset, France
             (Address of principal executive offices and zip code)


              Registrant's telephone number, including area code:
                             011-33-4-42-29-10-00

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Item 5.  Other Events.

     On March 19, 1999, PixTech, Inc. (the "Company"), and Micron Technology, Inc. ("Micron") entered into an Acquisition Agreement (the "Agreement"). A press release relating thereto is attached hereto as an exhibit.

     Pursuant to the Agreement, PixTech will purchase substantially all of Micron's display division's assets and liabilities for an aggregate of 7,133,562 shares of the Company's Common Stock and a warrant to purchase 310,000 shares of the Company's Common Stock.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)  Exhibits

       99.1  Press Release issued by the Company on March 19, 1999.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 24, 1999                  PIXTECH, INC.



                                   By:  /s/ Yves Morel
                                       -----------------------
                                       Yves Morel
                                       Chief Financial Officer

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                                 EXHIBIT INDEX
                                 -------------


99.1  Press Release issued by the Company on March 19, 1999.